UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5, 2007

KREIDO BIOFUELS, INC.
(f/k/a Gemwood Productions, Inc.)

(Exact name of registrant as specified in its charter)

Nevada	333-130606	0-3240178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1140 Avenida Acaso
Camarillo, CA	93012
(Address of principal executive offices)	(Zip Code)

(805) 389-3499
(Registrant’s telephone number, including area code)
88 West 44th Avenue, Vancouver, British Columbia, V5Y 2V1, Canada
(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) On January 31, 2007, Joseph Marks resigned from his position as Director on the Board of Directors of Kreido Biofuels, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kreido Biofuels, Inc.

/s/ Joel A. Balbien
Name: Joel A. Balbien
Title: President and Chief Executive Officer

Dated: February 5, 2007